Exhibit 99.1

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed financial statements are based on the separate historical financial statements of WSFS Financial Corporation, or WSFS, and Beneficial Bancorp, Inc., or Beneficial, and give effect to the mergers of (i) Beneficial with and into WSFS, with WSFS continuing as the surviving corporation, which we refer to as the merger and (ii) Beneficial Bank with and into Wilmington Savings Fund Society, FSB, or WSFS Bank, with WSFS Bank continuing as the surviving bank, including pro forma assumptions and adjustments related to the mergers, as described in the accompanying notes to the unaudited pro forma combined condensed financial statements. The unaudited pro forma combined condensed balance sheet as of June 30, 2018 is presented as if the mergers occurred on June 30, 2018. The unaudited pro forma combined condensed statements of earnings for the year ended December 31, 2017 and the six months ended June 30, 2018 are presented as if the mergers occurred on January 1, 2017. The historical consolidated financial information has been adjusted on a pro forma basis to reflect factually supportable items that are directly attributable to the mergers and, with respect to the statements of earnings only, expected to have a continuing impact on consolidated results of operations.

The unaudited pro forma combined condensed financial statements have been prepared using the acquisition method of accounting for business combinations under United States generally accepted accounting principles, or GAAP. WSFS is the acquirer for accounting purposes. Certain reclassifications have been made to the historical financial statements of Beneficial to conform to the presentation in WSFS’s financial statements.

A final determination of the fair values of Beneficial’s assets and liabilities, which cannot be made prior to the completion of the mergers, will be based on the actual net tangible and intangible assets of Beneficial that exist as of the closing date. Consequently, fair value adjustments and amounts preliminarily allocated to goodwill and identifiable intangibles could change significantly from those allocations used in the unaudited pro forma combined condensed financial statements presented herein and could result in a material change in amortization of acquired intangible assets. In addition, the value of the final merger consideration will be based on the closing price of WSFS common stock on the date the merger becomes effective. The closing price of WSFS common stock on September 17, 2018 was used for purposes of presenting the pro forma combined condensed financial information.

In connection with the plan to integrate the operations of WSFS and Beneficial following the completion of the mergers, WSFS anticipates that nonrecurring charges, such as costs associated with systems implementation, severance, accelerated vesting of equity awards and other costs related to exit or disposal activities, will be incurred. WSFS is not able to determine the timing, nature and amount of these charges as of the date of this Current Report on Form 8-K. However, these charges will affect the results of operations of WSFS and Beneficial, as well as those of the combined company following the completion of the mergers, in the period in which they are recorded. The unaudited pro forma combined condensed statements of earnings do not include the effects of the costs associated with any restructuring or integration activities resulting from the mergers, as they are nonrecurring in nature and not factually supportable at this time. Additionally, the unaudited pro forma adjustments do not give effect to any nonrecurring or unusual restructuring charges that may be incurred as a result of the integration of the two companies or any anticipated disposition of assets that may result from such integration.

The actual amounts recorded as of the completion of the mergers may differ materially from the information presented in these unaudited pro forma combined condensed financial statements as a result of:

•	changes in the trading price for WSFS’s common stock;
•	net cash used or generated in WSFS’s or Beneficial’s operations between the signing of the merger agreement and completion of the mergers;
•	changes in the fair values of WSFS’s or Beneficial’s assets and liabilities;
•	other changes in WSFS’s or Beneficial’s net assets that occur prior to the completion of the mergers, which could cause material changes in the information presented below; and
•	the actual financial results of the combined company.

The unaudited pro forma combined condensed financial statements are presented for illustrative purposes only. The unaudited pro forma combined condensed financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the mergers been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma combined condensed financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma combined condensed financial statements should be read together with:

•	the accompanying notes to the unaudited pro forma combined condensed financial statements;
•	WSFS’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2017, included in WSFS’s Annual Report on Form 10-K for the year ended December 31, 2017, incorporated by reference herein;
•	Beneficial’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2017, included in Beneficial’s Annual Report on Form 10-K for the year ended December 31, 2017, incorporated by reference herein;
•	WSFS’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the three and six months ended June 30, 2018 included in WSFS’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, incorporated by reference herein;
•	Beneficial’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the three and six months ended June 30, 2018, included in Beneficial’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, incorporated by reference herein; and
•	other information pertaining to WSFS and Beneficial contained in or incorporated by reference into this document.

WSFS FINANCIAL CORPORATION/BENEFICIAL BANCORP, INC.

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

AS OF JUNE 30, 2018

(In thousands)

	As of June 30, 2018
	WSFS	Beneficial			Pro Forma
	6/30/2018 (as reported)	6/30/2018 (as reported)	Pro Forma Adjustments	Notes	6/30/2018 Combined
ASSETS
Cash and cash equivalents	$703,480	$586,793	$(318,311)	(A)	$971,962
Investment securities	1,120,576	792,882	(10,998)	(B)	1,902,460
Loans, net of allowance for loan losses	4,869,055	3,980,242	(183,415)	(C)	8,665,882
Premises and equipment	47,433	68,259	24,447	(D)	140,139
Goodwill	166,007	169,002	375,477	(E)	710,486
Intangible assets	21,252	2,486	58,996	(F)	82,734
Other assets	184,744	170,647	49,465	(G)	404,856
Total assets	$7,112,547	$5,770,311	$(4,339)		$12,878,519
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Noninterest-bearing	$1,434,549	$592,375	$—		$2,026,924
Interest-bearing	3,932,006	3,568,131	(10,446)	(H)	7,489,691
Total deposits	5,366,555	4,160,506	(10,446)		9,516,615
Borrowed funds	896,350	515,000	(10,988)	(I)	1,400,362
Other liabilities	80,665	72,213	—		152,878
Total liabilities	6,343,570	4,747,719	(21,434)		11,069,855
Stockholders’ equity:
Preferred stock	—	—	—		—
Common stock	566	(24,997)	24,997	(J)	566
Capital in excess of par value	344,750	807,616	302,086	(K)	1,454,452
Accumulated other comprehensive (loss) income	(25,713)	(29,406)	29,406	(L)	(25,713)
Retained earnings	729,329	405,395	(476,016)	(M)	658,708
Treasury stock	(279,955)	(136,622)	136,622	(N)	(279,955)
Noncontrolling interest	—	606	—		606
Total stockholders’ equity	768,977	1,022,592	17,095		1,808,664
Total liabilities and stockholders’ equity	$7,112,547	$5,770,311	$(4,339)		$12,878,519

Balance Sheet Pro Forma Accounting Adjustments Notes as of June 30, 2018

(A)	Adjustments to cash and cash equivalents:
	To reflect WSFS’s estimated transaction costs comprised of merger costs of $56.4 million, which includes investment banker fees and professional fees, and restructuring costs of $48.3 million, which includes severance payments and contract termination costs	$(104,686)
	To reflect Beneficial’s estimated transaction costs comprised of change in control and severance payments of $11.7 million, investment banker fees of $12.0 million and other transaction costs of $1.0 million	(24,706)
	To reflect estimated cash consideration	(219,507)
	To reflect the liquidation of the remaining allocated shares in the Beneficial KSOP	30,587
		$(318,311)

(B)	Adjustment to investment securities
	To reflect estimated fair value of Beneficial’s held to maturity investment securities	(10,998)

(C)	Adjustments to loans, net:
	To eliminate Beneficial’s allowance for loan and lease losses	$43,068
	To reflect estimated fair value of loan portfolio comprised of a credit mark of $80.4 million and an interest rate mark of $144.0 million	(224,499)
	To eliminate Beneficial’s ASC 310-20 fees and acquired loans net purchase discount	2,251
	To eliminate Beneficial’s deferred loan and lease fees	(4,235)
		$(183,415)

(D)	Adjustment to bank premises, furniture and equipment, net:
	To record capitalized assets from transaction costs	$24,447

(E)	Adjustments to goodwill:
	To eliminate Beneficial’s historical goodwill	$(169,002)
	To reflect goodwill for amount of consideration paid in excess of fair value of assets received and liabilities assumed	544,479
		$375,477

(F)	Adjustments to intangible assets, net:
	To eliminate Beneficial’s intangible assets	$(2,486)
	To record fair value estimate of intangible assets specifically identified Core Deposit Intangibles (CDI)	61,482
		$58,996

(G)	Adjustments to other assets:
	To reflect WSFS’s current tax recoverable from estimated transaction costs which is comprised of estimated non-facilitative transaction costs and a deductible success-based investment banker fee using the 70% safe harbor election multiplied by a tax rate of 27.7%	28,476
	To reflect Beneficial’s current tax recoverable from estimated transaction costs which is comprised of estimated non-facilitative transaction costs and a deductible success-based investment banker fee using the 70% safe harbor election multiplied by a tax rate of 27.7%	5,846
	To reflect fair market adjustment on deferred tax accounts	15,142
		$49,465

(H)	Adjustment to interest-bearing deposits:
	To reflect estimated fair value of Beneficial’s deposits	$(10,446)

(I)	Adjustment to borrowed funds:
	To reflect estimated fair value of Beneficial’s borrowed funds	$(10,988)

(J)	Adjustments to common stock:
	To eliminate Beneficial’s common stock	$(847)
	To reflect issuance of shares of WSFS common stock in the merger	—
	To reflect the liquidation of the remaining unallocated shares (at par value) in the Beneficial KSOP	25,844
		$24,997
(K)	Adjustments to additional paid in capital:
	To eliminate Beneficial’s additional paid in capital (less noncontrolling interest)	$(808,222)
	To reflect issuance of shares of WSFS common stock in the merger	1,089,123
	To reflect payment of the stock option awards that fully vest upon closing of the merger	16,442
	To reflect the liquidation of the remaining unallocated shares (in excess of par value) in the Beneficial KSOP	4,743
		$302,086

(L)	Adjustment to accumulated other comprehensive income:
	To eliminate Beneficial’s accumulated other comprehensive income	$29,406

(M)	Adjustments to retained earnings:
	To eliminate Beneficial’s retained earnings	$(405,395)
	To reflect WSFS’s estimated transaction costs, net of tax	(51,762)
	To reflect Beneficial’s estimated transaction costs, net of tax	(18,860)
		$(476,016)
(N)	Adjustment to treasury stock
	To eliminate Beneficial’s treasury stock	$136,622

Preliminary purchase price allocation (in thousands, except per share data)

Pro forma stock consideration:
Shares of Beneficial common stock outstanding of 74,917,025 as of June 30, 2018 at exchange ratio of 0.3013	22,572
Price per share, based upon WSFS’s closing price as of September 17, 2018	$48.25
Total pro forma stock consideration	$1,089,123
Cash consideration:	219,507
Total consideration to holders of Beneficial common stock	1,308,630
Retirement of Beneficial KSOP debt and unallocated shares	(25,844)
Economic value of Beneficial options (1,657,479 at average strike price of $9.58)	16,442
Total pro forma purchase price	$1,299,228

	6/30/2018 (as reported)	Pro Forma Adjustments	6/30/2018 (as adjusted)
Assets of acquired bank (Beneficial):
Cash and cash equivalents	$586,793	$—	$586,793
Investment securities	792,882	(10,998)	781,884
Loans, net	3,980,242	(183,415)	3,796,827
Premises, furniture and equipment	68,259	—	68,259
Goodwill	169,002	(169,002)	—
Intangible assets	2,486	58,996	61,482
Other assets	170,647	15,142	185,789
Total assets acquired	5,770,311	(472,692)	5,481,034
Liabilities of acquired bank (Beneficial):
Deposits	$4,160,506	$(10,446)	$4,150,060
Other borrowed funds	515,000	(10,988)	504,012
Other liabilities	72,213	—	72,213
Total liabilities assumed	4,747,719	(21,434)	4,726,285
Net assets acquired			754,749
Preliminary pro forma goodwill			$544,479

WSFS FINANCIAL CORPORATION/BENEFICIAL BANCORP, INC.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2018

(In thousands, except per share information)

	Six Months Ended June 30, 2018
	WSFS	Beneficial			Pro Forma
	6/30/2018 (as reported)	6/30/2018 (as reported)	Pro Forma Adjustments	Notes	6/30/2018 Combined
Interest income:
Interest and fees on loans	$124,907	$88,468	$20,017	(A)	$233,392
Interest on investment securities	13,817	14,392	1,774	(B)	29,983
Other interest income	1,040	—	—		1,040
Total interest income	139,764	102,860	21,791		264,415
Interest expense:
Interest on deposits	11,608	9,982	2,902	(C)	24,492
Interest on borrowed funds	9,453	4,553	2,747	(D)	16,753
Total interest expense	21,061	14,535	5,649		41,245
Net interest income	118,703	88,325	16,142		223,170
Provision for loan losses	6,148	2,665	—		8,813
Net interest income after provision for loan losses	112,555	85,660	16,142		214,357
Noninterest income:
Credit/debit card and ATM income	20,514	4,737	—		25,251
Investment management and fiduciary income	19,433	3,325	—		22,758
Deposit service charges	9,294	4,691	—		13,985
Unrealized gains on equity investments	15,346	124	—		15,470
Other income	17,867	1,170	—		19,037
Total noninterest income	82,454	14,047	—		96,501
Noninterest expense:
Salaries, benefits and other compensation	60,797	39,705	—		100,502
Occupancy expense	10,256	5,520	—		15,776
Other operating expense	40,190	26,418	2,676	(E)	69,284
Total noninterest expense	111,243	71,643	2,676		185,562
Income before taxes	83,766	28,064	13,466		125,296
Income tax provision	17,676	6,496	3,730	(F)	27,902
Net income	66,090	21,568	9,736		97,394
Less: Net loss attributable to noncontrolling interest	—	(161)	—		(161)
Net income attributable to WSFS Financial Corporation	$66,090	$21,729	$9,736		$97,555

Basic earnings per share	$2.10				$1.80
Diluted earnings per share	$2.05				$1.78
Weighted-average shares outstanding for basic EPS	31,497		22,572	(G)	54,069
Adjusted weighted-average shares of outstanding for diluted EPS	32,226		22,572	(G)	54,798

Income Statement Pro Forma Accounting Adjustments Notes for the Six Months Ended June 30, 2018

(A)	Adjustments to interest and fees on loans:
	To eliminate Beneficial’s accretion on acquired loans	$(1,751)
	To eliminate Beneficial’s interest income recognized on estimated purchased credit impaired loans	(1,798)
	To reflect the interest income for accretion on purchased performing acquired loans based on estimated fair market value adjustment	23,566
		$20,017

(B)	Adjustment to interest on investment securities:
	To reflect the interest income for accretion on purchase performing acquired investments based on estimated fair market value adjustment	$1,774

(C)	Adjustment to interest on deposit accounts:
	To reflect amortization of the discount based on estimated fair market value adjustment	$2,902

(D)	Adjustment to interest on borrowed funds:
	To reflect amortization of the discount based on estimated fair market value adjustment	$2,747

(E)	Adjustments to amortization of intangible assets:
	To eliminate Beneficial’s amortization of intangibles	$(398)
	To reflect estimated amortization of core deposit intangibles based on 10 year useful life	3,074
		$2,676

(F)	Adjustment to income taxes:
	To reflect the tax adjustment related to pro forma adjustments calculated at a 27.7% rate	$3,730

(G)	Adjustments to weighted average shares:
	To reflect the increase in the weighted average shares in connection with the issuance of shares of WSFS common stock in the merger (comprised of 74.9 million shares of Beneficial at a conversion rate of 0.3013)	22,572,500

WSFS FINANCIAL CORPORATION/BENEFICIAL BANCORP, INC.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2017

(In thousands, except per share information)

	Year Ended December 31, 2017
	WSFS	Beneficial			Pro Forma
	12/31/2017 (as reported)	12/31/2017 (as reported)	Pro Forma Adjustments	Notes	12/31/2017 Combined
Interest income:
Interest and fees on loans	$229,147	$172,404	$41,740	(A)	$443,291
Interest on investment securities	23,956	25,464	3,548	(B)	52,968
Other interest income	1,623	—	—		1,623
Total interest income	254,726	197,868	45,288		497,882
Interest expense:
Interest on deposits	14,904	18,121	5,803	(C)	38,828
Interest on borrowed funds	18,551	9,879	5,494	(D)	33,924
Total interest expense	33,455	28,000	11,297		72,752
Net interest income	221,271	169,868	33,990		425,129
Provision for loan losses	10,964	3,118	—		14,082
Net interest income after provision for loan losses	210,307	166,750	33,990		411,047
Noninterest income:
Credit/debit card and ATM income	36,116	8,936	—		45,052
Investment management and fiduciary income	35,103	7,124	—		42,227
Deposit service charges	18,318	10,607	—		28,925
Other income	35,107	2,098	—		37,205
Total noninterest income	124,644	28,765	—		153,409
Noninterest expense:
Salaries, benefits and other compensation	114,376	75,225	—		189,601
Occupancy expense	19,409	10,336	—		29,745
Other operating expense	92,676	53,236	4,585	(E)	150,497
Total noninterest expense	226,461	138,797	4,585		369,843
Income before taxes	108,490	56,718	29,405		194,613
Income tax provision	58,246	32,794	11,909	(F)	102,949
Net income	50,244	23,924	17,496		91,664
Less: Net loss attributable to noncontrolling interest	—	(8)	—		(8)
Net income attributable to WSFS Financial Corporation	$50,244	$23,932	$17,496		$91,672

Basic earnings per share	$1.60				$1.69
Diluted earnings per share	$1.56				$1.66
Weighted-average shares outstanding for basic EPS	31,419		22,847	(G)	54,266
Adjusted weighted-average shares of outstanding for diluted EPS	32,303		22,847	(G)	55,150

Income Statement Pro Forma Accounting Adjustments Notes for the Twelve Months Ended December 31, 2017

(A)	Adjustments to interest and fees on loans:
	To eliminate Beneficial’s accretion on acquired loans	$(4,353)
	To eliminate Beneficial’s interest income recognized on estimated purchased credit impaired loans	(1,039)
	To reflect the interest income for accretion on purchased performing acquired loans based on estimated fair market value adjustment	47,132
		$41,740

(B)	Adjustment to interest on investment securities:
	To reflect the interest income for accretion on purchase performing acquired investments based on estimated fair market value adjustment	$3,548

(C)	Adjustment to interest on deposit accounts:
	To reflect amortization of the discount based on estimated fair market value adjustment	$5,803

(D)	Adjustment to interest on borrowed funds:
	To reflect amortization of the discount based on estimated fair market value adjustment	$5,494

(E)	Adjustments to amortization of intangible assets:
	To eliminate Beneficial’s amortization of intangibles	$(1,563)
	To reflect estimated amortization of core deposit intangibles based on 10 year useful life	6,148
		$4,585

(F)	Adjustment to income taxes:
	To reflect the tax adjustment related to pro forma adjustments calculated at a 40.5% rate	$11,909

(G)	Adjustments to weighted average shares:
	To reflect the increase in the weighted average shares in connection with the issuance of shares of WSFS common stock in the merger (comprised of 75.8 million shares of Beneficial at a conversion rate of 0.3013)	22,847,439